                                                                   EXHIBIT 10.22
                            STOCK PURCHASE AGREEMENT

            THIS  STOCK  PURCHASE  AGREEMENT  (the  "Agreement")  is dated as of
August 22, 2002 by and between NuCo2 Inc., a Florida corporation located at 2800
S.E.  Market  Place,  Stuart,  Florida  34997 (the  "Company"),  and each of the various  purchasers (each, a "Purchaser",  and  collectively,  the "Purchasers")
identified on, and a party to, an executed copy of the Subscription Agreement to which this Agreement is an Exhibit (the "Subscription Agreement").

                                    SECTION 1

                              SALE OF COMMON STOCK

            Subject to the terms and conditions hereof, the Company has offered, and will issue and sell (the  "Offering")  to the  Purchasers and the Purchasers
will buy from the Company  upon  acceptance  by the Company of the  Subscription
Agreements a total of up to 1,793,000  shares of common stock,  $0.001 par value per share,  of the Company (the "Common  Stock") for the purchase price of $9.75 per share,  with each Purchaser  purchasing the number of shares of Common Stock for the aggregate cash purchase price indicated in the  Subscription  Agreement.
The shares of Common Stock to be issued and sold by the Company and purchased by the  Purchasers  pursuant  to  this  Agreement  are  herein  referred  to as the
"Shares."  This  Agreement  and each  Purchaser's  obligation  hereunder are not conditioned on the sale of any minimum number of Shares.

            The Shares will be offered and sold without  registration  under the
Securities Act of 1933, as amended (the "Securities  Act"), in reliance upon the exemption from  registration  provided by Section 4(2) of the Securities Act and
Regulation  D  thereunder.  The  Company  has  prepared  and  delivered  to each
Purchaser copies of a Confidential Offering Memorandum,  dated July 11, 2002 (as it may be amended or  supplemented,  and including the exhibits and/or schedules thereto and the  information  incorporated  therein by reference,  the "Offering
Memorandum").

            The Purchasers (and any subsequent  permitted  transferees)  will be entitled to the benefits of a Registration  Rights Agreement,  to be dated as of the date hereof (as  attached to the  Subscription  Agreement  as Exhibit B, the
"Registration  Rights Agreement"),  by and among the Company and the Purchasers.
Pursuant to the Registration  Rights  Agreement,  the Company will file with the
Securities  and  Exchange  Commission  (the "SEC" or the  "Commission")  a shelf registration  statement on Form S-3 pursuant to SEC Rule 415 (the  "Registration
Statement") under the Securities Act relating to the resale of the Shares by the
Purchasers.  The Company shall use its commercially  reasonable efforts to cause such  Registration  Statement  to  be  declared  effective  promptly  and  to be maintained  effective  until  the  earlier  of (i) the date on which  all of the
Shares have been resold under the  Registration  Statement  and (ii) the date on which all of the Shares may be traded by the Purchasers without restriction.

                                    SECTION 2

                                CLOSING; DELIVERY

            2.1.  CLOSING.  The closing of the  purchase  and sale of the Shares hereunder (the "Closing")  shall be held at the offices of Olshan Grundman Frome
Rosenzweig  &  Wolosky LLP,  counsel to the Company,  or at such other place upon which the Company and the Purchasers  shall agree.  The Closing shall occur simultaneously  with or  immediately  after the  execution  and delivery of this
Agreement  by the  Purchasers  and the  Company,  or on such  later  date as the
Company,  the Purchasers and SunTrust Robinson Humphrey Capital Markets,  as the
exclusive agent of the Company (the "Placement Agent"), may agree.

            2.2. DELIVERY. At the Closing, or within a reasonable period of time thereafter, the Company will deliver to each Purchaser a certificate, registered in the name of such Purchaser as shown in Schedule A-1 attached hereto,  for the number  of Shares to be  purchased  by such  Purchaser  against  payment  of the purchase price therefor by wire transfer per the Company's wiring  instructions.
If, at the time of Closing, the Shares are eligible for clearance and settlement through The Depository Trust Company  ("DTC"),  then the Company may deliver the
Shares to the Purchasers in book-entry form through DTC.

                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents, warrants and covenants to the Purchasers and the Placement Agent as follows:

            3.1.  ORGANIZATION AND STANDING;  ARTICLES AND BY-LAWS.  The Company
and each of its  subsidiaries  is a corporation or other entity duly  organized, validly  existing  and in good  standing  under  the  laws of the  State  of its organization.  The Company and each of its  subsidiaries has the requisite power and authority to own and operate its  properties  and assets and to carry on its business as presently  conducted.  The Company and each of its  subsidiaries  is qualified to do business as a foreign corporation in all jurisdictions where the ownership of its properties and assets and the conduct of its business  requires such qualification,  except where the failure to be so qualified will not have a material  adverse  effect on the  business of the  Company and its  subsidiaries taken as a whole,  as such business is now conducted.  The Company has furnished to each of the Purchasers  true and correct copies of the Company's  Articles of
Incorporation,  as amended  and/or  restated and as in effect on the date hereof
(the "Articles of Incorporation") and certified by the Secretary of State of the
State of Florida  within the  preceding  10  business  days,  and the  Company's
Bylaws,  as in  effect  on the  date  hereof  (the  "Bylaws")  certified  by the
Company's  Secretary.  The Company owns 100% of all shares of capital  stock and other  equity  interests  in each of its  subsidiaries  free  and  clear  of all security interests,  liens, pledges or negative pledges, charges,  encumbrances, mortgages, hypothecations, adverse claims or equities (each, a "Lien").

            3.2.  CORPORATE  POWER.  The  Company  has all  requisite  legal and corporate  power and  authority  to execute and deliver  this  Agreement  and to execute and deliver the  agreements set forth as Exhibits  hereto  (collectively with this Agreement, the "Agreements"), and at the Closing to sell and issue the
Shares  as set  forth  in the  Agreements,  and to  carry  out and  perform  its obligations under the Agreements.

            3.3. SUBSIDIARIES.  The Company has those subsidiaries or affiliated companies  shown on Schedule 3.3 hereto,  and does not otherwise own or control, directly or indirectly,  any equity interest in any corporation,  association or business entity, other than as shown on Schedule 3.3 hereto.

            3.4.  CAPITALIZATION.  As of the date hereof, the authorized capital stock of the Company consists of 30,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock (the "Preferred  Stock").  As of August 9, 2002, there were 8,969,559 shares of Common Stock issued and  outstanding,  and 7,500 shares of Preferred Stock issued and outstanding.  No other shares of capital stock are

                                      A-2

issued and  outstanding.  As of August 9, 2002,  there were options and warrants outstanding  issued by the Company to purchase an  aggregate  of  1,274,700  and
1,393,056 shares of Common Stock, respectively. All of the outstanding shares of
Common Stock and Preferred Stock are duly authorized, validly issued, fully paid and nonassessable,  and all such shares were issued in material  compliance with all applicable federal and state securities laws, including available exemptions therefrom,  and none of such issuances were made in violation of any pre-emptive or other rights.  The Company has reserved  2,985,298 shares of Common Stock for issuance  pursuant to its stock  option and stock  purchase  plans and  existing outstanding warrants. Except as set forth above or on Schedule 3.4, there are no options,  warrants or other rights (including  conversion,  pre-emptive or other rights) or agreements  outstanding  to purchase any of the Company's  authorized and unissued capital stock.

            3.5. AUTHORIZATION. All corporate action on the part of the Company,
its  officers,   directors  and   shareholders,   if  any,   necessary  for  the
authorization,  execution,  delivery and  performance  of the  Agreements by the
Company,  and for the  authorization,  the sale,  issuance  and  delivery of the
Shares has been taken or will be taken prior to the Closing. The Agreements have been duly  executed  and  delivered  by the Company,  and  constitute  valid and binding obligations of the Company,  enforceable in accordance with their terms, subject to applicable  bankruptcy,  insolvency,  reorganization  or similar laws affecting creditors' rights generally and to general principles of equity and to limitations on the rights to indemnity and contribution  that exist by virtue of public policy (the "Bankruptcy and Equity  Exception").  The Shares, when issued pursuant to this Agreement,  as applicable,  will be validly issued,  fully paid and nonassessable.

            3.6.  REPORTS  AND  FINANCIAL   STATEMENTS.   (a)  The  Company  has
delivered,  as exhibits to the Offering  Memorandum,  to the Purchasers prior to the execution of this  Agreement a copy of the  Company's  Annual Report on Form
10-K for the year ended June 30, 2001, the Company's  Quarterly  Reports on Form
10-Q that have been filed for all quarters  ended since June 30,  2001,  if any, the  definitive  proxy  statement  for the  Company's  2001  annual  meeting  of shareholders,  if filed  with the  Commission  as of the date  hereof,  and will deliver  any  Current  Reports on Form 8-K filed  since  June 30,  2001 (as such documents  have since the time of their  filing  been  amended or  supplemented)
together with all reports,  documents and information filed on or after the date first  written  above  through the date of Closing with the SEC,  including  all
information   incorporated  therein  by  reference,   (collectively,   the  "SEC
Reports").  The SEC  Reports  (a)  complied  and will  comply  as to form in all material respects with the requirements of the Securities Act and the Securities
Exchange Act of 1934, as amended (the "Exchange  Act"),  and (b) did not contain and will not contain any untrue  statement of a material fact or omit to state a material  fact  required to be stated  therein or necessary in order to make the statements  therein,  in light of the circumstances  under which they were made, not  misleading.  The audited  consolidated  financial  statements and unaudited interim consolidated financial statements  (including,  in each case, the notes, if any,  thereto),  if any, included in the SEC Reports complied and will comply as to form in all material  respects with the SEC's rules and  regulations  with respect thereto), were prepared in accordance with generally accepted accounting principles  applied on a consistent basis during the periods involved (except as may be indicated  therein or in the notes thereto) and fairly present  (subject, in the case of the unaudited interim financial statements,  to normal, recurring year-end  audit  adjustments  not material and to the absence of footnotes)  the financial position and shareholders'  equity of the Company as of the respective dates thereof and the  consolidated  earnings and cash flows for the  respective periods then ended.

            (b) The summary,  selected and pro forma  financial and  statistical data included in the Offering  Memorandum  present fairly the information  shown therein  and  have  been  compiled  on a basis  consistent  with  the  financial statements included in the SEC Reports.

            (c) The Company has a duly constituted  audit committee of its Board of Directors (the "Audit Committee"),  all of whose members are "independent" as defined in Rule 4200(a)(14) of the National  Association of Securities  Dealers,
Inc. and such  committee  has operated in  accordance  with  applicable  law and regulations,  the  requirements of the Nasdaq National  Market  ("Nasdaq").  The
Company's  independent  public  accountants have reviewed each interim financial statement in accordance with the requirements of applicable  federal  securities

                                      A-3

laws, the Audit Committee's  charter, the Commission's rules and regulations and the applicable rules of any securities exchange or automated quotation system or market on which the Company's  securities are traded or listed.  The Company has received no  communications  from its independent  public  accountants  that the independent public accountants are considering or are likely to consider issuing any report other than a clean,  unqualified  opinion as to the Company's audited financial statements or have raised any unresolved issues with respect to any of the Company's interim financial statements.

            3.7.  DISCLOSURES.  The Offering Memorandum,  including all exhibits thereto,  as  amended  or  supplemented,  did not and will  not,  as of the date thereof through the Closing Date, contain an untrue statement of a material fact or omit to state a  material  fact  necessary  in  order to make the  statements therein,  in the light of the  circumstances  under  which they were  made,  not misleading.  The  Company  has  provided  to  each  prospective  offeree  of the
Securities who has requested further information  concerning the Company and its subsidiaries  such information (to the extent that such information is available or  can be  acquired  and  made  available  to  prospective  Purchasers  without unreasonable  effort or expense and to the extent the  provision  thereof is not prohibited by applicable law).

            3.8. NO  INTEGRATION.  Neither the  Company nor its  affiliates  (as defined  in Rule  501(b)  under the  Securities  Act)  ("Affiliates"),  with the exception of each of The BOC Group, Inc., J.P. Morgan Partners (BHCA),  L.P. and
William P. Egan  (collectively,  the "Excepted  Affiliates"),  has,  directly or through any authorized agent,  during the six month period ending on the date of this Agreement,  sold,  offered for sale,  solicited  offers to buy or otherwise negotiated in respect of, any security (as defined in the  Securities  Act) in a manner  that would cause the offer and sale of the Shares to fail to be entitled to the exemption  afforded by Rule 506 of Regulation D, or under Section 4(2) of the Securities Act. With respect to each of the Excepted Affiliates, the Company has no knowledge that any of the Excepted  Affiliates  has,  directly or through any  authorized  agent,  during the six month period  ending on the date of this
Agreement,  sold,  offered  for  sale,  solicited  offers  to buy  or  otherwise negotiated in respect of, any security (as defined in the  Securities  Act) in a manner  that would cause the offer and sale of the Shares to fail to be entitled to the exemption  afforded by Rule 506 of Regulation D, or under Section 4(2) of the Securities Act.

            3.9. NO PUBLIC OFFERING.  Neither the Company nor its Affiliates has
engaged,  in  connection  with the  offering of the  Shares,  (i) in any form of general  solicitation or general  advertising  within the meaning of Rule 502(c)
under the Securities Act, (ii) in any manner  involving a public offering within the meaning of Section  4(2) of the  Securities  Act,  (iii) in any action which would  violate  applicable  state  securities,  or "blue sky,"  laws,  or in any directed selling efforts within the meaning of SEC Regulation S.

            3.10. CONFORMITY OF DESCRIPTIONS. The Shares conform in all material respects to the  descriptions  of the  Company's  Common Stock  contained in the
Company's SEC Reports and other filings with the SEC.

            3.11. NO MATERIAL  ADVERSE  CHANGES.  Except as set forth in the SEC
Reports  filed not less than five (5)  business  days prior to the date  hereof, there has been no (i)  material  adverse  change  in the  business,  results  of operations,  shareholders'  equity, cash flows,  financial condition or business prospects of the Company and its subsidiaries  taken as a whole,  whether or not arising in the ordinary  course of business (a "Material  Adverse  Effect"),  or
(ii) dividend or distribution of any kind declared,  paid or made by the Company on any shares of its capital stock,  other than dividends accrued but not, as of the date of Closing, paid on the Company's Preferred Stock.

            3.12. NO CONFLICTS.  The execution,  delivery and performance of the
Agreements,  the  issuance  and  delivery  of the Shares by the  Company and the consummation by the Company of the transactions  contemplated  herein and in the other  Agreements do not and will not (i) conflict with or violate any provision of the Articles of Incorporation,  Bylaws or other  organizational  documents of the Company or any of its  subsidiaries,  (ii)  conflict  with,  or constitute a

                                      A-4

default (or an event which, with notice or lapse of time or both, would become a default) under,  or give to other Persons any rights of termination,  amendment, acceleration  or cancellation  of, any material  agreement,  indenture,  patent, license or instrument  (whether evidencing a Company debt or otherwise) to which the Company or any of its  subsidiaries  is a party or by which any  property or asset of the  Company or any of its  subsidiaries  is bound or affected or (iii)
result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental  authority to which the
Company or any of its  subsidiaries  is  subject  (including  federal  and state securities  laws and  regulations and the rules and regulations of the principal market,  system or  exchange  on which the  Common  Stock is  traded,  quoted or listed),  or by which any assets of the  Company or any of its  subsidiaries  is bound or affected.

            3.13. CONSENTS AND APPROVALS.  Except as set forth on Schedule 3.13, none of the  Company  or any of its  subsidiaries  is  required  to  obtain  any consent,  waiver,  authorization  or order of,  give any  notice to, or make any filing or  registration  ("Consents")  with, any court or other federal,  state, local or other  governmental  authority,  regulatory or self  regulatory  agency
("Governmental Authorities"),  or other Person in connection with the execution, delivery and  performance by the Company of the  Agreements,  other than (i) the filing of the Registration  Statement with the Commission in accordance with the
Registration  Rights  Agreement,   (ii)  the  application(s)  or  any  letter(s)
acceptable  to Nasdaq for the  listing  or quoting of the Shares on Nasdaq  (and with any other national  securities  exchange or automated  quotation  system or market on which the Common  Stock is then  traded,  listed or  quoted),  and the notice,  if any,  required by Nasdaq,  which has been filed as shown in Schedule
3.13,  (iii) any  filings,  notices  or  registrations  under  applicable  state securities  laws, (iv) the disclosure  requirements of the Exchange Act, and the disclosure requirements of Item 701 of SEC Regulation S-K, and (v) filing a Form
D and a Form 8-K in respect  of the sale and  issuance  of the  Shares  with the
Commission (collectively, the "Required Approvals").

            3.14. PROCEEDINGS.  There is no action, suit, hearing, claim, notice of violation, arbitration or other proceeding, hearing or investigation (each, a
"Proceeding") pending or, to the knowledge of the Company, threatened against or affecting  the  Company or any of its  subsidiaries  or any of their  respective assets  before or by any  Governmental  Authority or any  arbitrator,  which (i)
adversely affects or challenges the legality,  validity or enforceability of any of the Agreements,  (ii) could reasonably be expected to, individually or in the aggregate,  have or result in a Material  Adverse Effect,  or (iii) if adversely decided,  could  reasonably be expected to have a material  adverse effect on or delay the  issuance  of the  Shares,  or the  consummation  of the  transactions contemplated by the Agreement.

            3.15.  NO  DEFAULT  OR  VIOLATION.  Except for those that would not, individually or in the aggregate,  result in a Material Adverse Effect,  none of the Company or any of its  subsidiaries  is in (i) default under or in violation of any  indenture,  loan or other  credit  agreement  or any other  agreement or instrument  to which  any of them is a party  or by  which  any of them or their respective  assets or properties is bound,  or (ii)  violation of any law, rule, regulation,  order,  judgment,  injunction,  decree or other  restriction of any arbitrator or  Governmental  Authority  applicable to it. None of the Company or any of its subsidiaries is in default under, or in violation of, its articles of incorporation,  bylaws or other organizational  documents or in default under or in violation of any of the listing or  quotation  requirements  of Nasdaq (or of any other national  securities  exchange or automated quotation system or market on which the Common Stock is then traded,  listed or quoted) as in effect on the date  hereof,  and the Company is not aware of any facts which could  reasonably lead to delisting or suspension of trading in the Common Stock by Nasdaq (or any other national  securities  exchange or automated  quotation system or market on which the Common  Stock is then  traded,  listed or  quoted) in the  foreseeable future.  The business of the Company and its subsidiaries is not being conducted in  violation  of  any  law,  statute,  ordinance,  rule  or  regulation  of any
Governmental  Authority,  except where such  violations have not resulted or are not reasonably likely to result, individually or in the aggregate, in a Material

                                      A-5

Adverse Effect.  None of the Company or any of its  subsidiaries is in breach of any agreement where such breach, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

            3.16. BROKER'S FEES. No fees or commissions or similar payments with respect to the  transactions  contemplated  by the Agreements  have been paid or will be  payable  by the  Company  to any  broker,  financial  advisor,  finder, investment  banker or bank,  other than fees payable to the Placement Agent, and the Company shall  indemnify and hold harmless the  Purchasers and the Placement
Agent from and against any such claims. The Placement Agent shall be responsible for the payment of any fees or  commissions  payable to brokers and dealers that it has engaged.

            3.17. LISTING COMPLIANCE.  The only securities exchange or automated quotation  system or market on which the Common  Stock is traded is Nasdaq,  and the Company  has no other  securities  listed or traded on any other  securities exchange  or  automated  quotation  system  or  market.  Except  as set forth on
Schedule  3.17,  the Company has not in the three (3) years  preceding  the date hereof  received  notice  (written or oral) from  Nasdaq (or any other  national securities  exchange or automated quotation system or market on which the Common
Stock is then traded, listed or quoted) to the effect that the Company is not in compliance in all material respects with the listing or maintenance requirements of any such market,  exchange or trading  facility.  After giving  effect to the transactions  contemplated  by the  Agreements,  the  Company  is and will be in compliance with all such maintenance requirements.

            3.18. INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess  adequate  rights or  licenses to use all  trademarks,  trademark applications,  trade names and service marks, whether or not registered, and all patents,  patent  applications,  copyrights,  inventions,  licenses,  approvals, governmental  authorizations,  trade secrets and  intellectual  property  rights
(collectively,  "Intellectual  Property  Rights") which are necessary for use in connection  with their  business as now  conducted  and as  described in the SEC
Reports.  None of the Company or any of its  subsidiaries has knowledge that any of them has infringed on any of the  Intellectual  Property Rights of any Person
and,  except as would  not,  individually  or in the  aggregate,  reasonably  be expected to have a Material  Adverse  Effect,  none of the Company or any of its subsidiaries  is infringing on any of the  Intellectual  Property  Rights of any
Person.  Except as disclosed in the Offering Memorandum,  there is no Proceeding that is pending,  or to the  Company's  knowledge,  is threatened  against,  the
Company  regarding the infringement of any of the Intellectual  Property Rights.
The Company and its  subsidiaries  have taken  reasonable  security  measures to protect  the  secrecy,  confidentiality  and value of all of their  Intellectual
Property Rights.

            3.19.  REGISTRATION RIGHTS;  RIGHTS OF PARTICIPATION.  Except as set
forth on  Schedule  3.19,  the Company has not granted or agreed to grant to any
Person  any  rights  (including  "piggy-back"  registration  rights) to have any
securities  of  the  Company   registered  with  the  Commission  or  any  other
Governmental  Authority  which have not been  satisfied.  Except as set forth on
Schedule  3.19,  no  Person,  including  current or former  shareholders  of the
Company,  underwriters,  brokers  or  agents,  has any  right of first  refusal, preemptive right, right of participation, or any similar right to participate in the  transactions  contemplated by the Agreements or to require that the Company include  any such  securities  in the  registration  of Shares  as  contemplated herein.  With  respect  to the  agreements  evidencing  the  rights set forth on
Schedule  3.19  hereto,  the  Company  has  complied  in all  respects  with the provisions therein regarding any right of first refusal, preemptive right, right of participation, or any similar right of a shareholder or any other third party to participate in the  transactions  contemplated by the Agreements,  including, but not limited to, notice, consent and waiver requirements.

            3.20.  TITLE.  Except as set forth on Schedule 3.20, the Company and its  subsidiaries  have good and marketable  title in fee simple to all property owned by them,  in each case free and clear of all Liens,  except for Liens that do not  materially  affect the value of such property and do not interfere  with the use made and  proposed  to be made of such  property  by the Company and its

                                      A-6

subsidiaries.  Any properties  held or used under lease by the Company or any of its  subsidiaries  are held by them  under  valid,  subsisting  and  enforceable leases,  with such  exceptions as are not material and do not interfere with the use made and  proposed  to be made of such  properties  by the  Company  and its subsidiaries.

            3.21.  PERMITS.   The  Company  and  its  subsidiaries  possess  all
certificates,  authorizations, licenses, easements, consents, approvals, orders, permits  and  approvals  ("Permits")  necessary  to own,  lease and  operate its properties and to conduct their  businesses as currently  conducted except where the failure to possess such Permits is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect ("Material Permits"), and there is no  Proceeding  pending,  or, to the  knowledge  of the  Company,  threatened relating to the  revocation,  modification,  suspension or  cancellation  of any
Material Permit.  The Company and its subsidiaries  have fulfilled and performed all of the material  obligations  with respect to such Permits,  and no event or change in condition has occurred which allows,  or which upon notice,  the lapse of time or both would allow, the revocation or termination thereof or results in any other  material  impairment of the rights of the holder of any such Permits, except for failures which would not,  individually  or in the aggregate,  have a
Material  Adverse Effect.  The Company and its  subsidiaries are not in conflict with, in default under or in violation of any Material Permit.

            3.22.  INSURANCE.  The  Company  and  its  subsidiaries,  and  their
respective   properties,   are  insured  by  insurers  of  recognized  financial
responsibility  against such losses and risks and in such amounts as  management believes is prudent and  customary  in the business in which the Company and its subsidiaries are engaged. None of the Company or any of its subsidiaries has any reason to believe  that they will not be able to renew such  existing  insurance policies as and when such coverage  expires or to obtain  similar  coverage from similar  insurers,  at a cost that would not materially and adversely affect the condition,  financial or  otherwise,  or the earnings,  cash flows,  business or business prospects of the Company and its subsidiaries taken as a whole.

            3.23.  INVESTMENT  COMPANY.  None  of  the  Company  or  any  of its
subsidiaries  is (i) an  "investment  company" or a company  "controlled  by" an
"investment  company" as such terms are defined in the Investment Company Act of
1940, as amended (the "1940 Act"), or (ii) a "public utility holding company" or a company  "controlled by" a "public utility holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended (the "PUHC
Act"), and the SEC's rules and regulations under each of such Acts.

            3.24.  NO  STABILIZATION.   Neither  the  Company  nor  any  of  its
subsidiaries, directors, officers, or controlling persons, with the exception of each of the Excepted Affiliates, has taken or will take, directly or indirectly, any action designed to, or which might reasonably be expected to cause or result in, or which has  constituted,  under the  Exchange  Act, the  stabilization  or manipulation  of the price of any security of the Company to facilitate the sale or resale of the Shares.  With respect to each of the Excepted  Affiliates,  the
Company has no knowledge  that any of the Excepted  Affiliates has taken or will take, and the Company shall use commercially  reasonable efforts to prevent each of the Excepted  Affiliates  from  taking,  directly or  indirectly,  any action designed  to, or which  might  reasonably  be expected to cause or result in, or which has constituted, under the Exchange Act, the stabilization or manipulation of the price of any security of the Company to facilitate  the sale or resale of the Shares.

            3.25.  LABOR.  No strike,  labor problem,  dispute,  slowdown,  work stoppage  or  disturbance  with  the  employees  of  the  Company  or any of its subsidiaries exists or, to the knowledge of the Company, is threatened.

            3.26. STOCK AND OTHER PLANS. Other than as disclosed in the Offering
Memorandum,  none of the  Company  or any of its  subsidiaries  has  any  profit sharing, deferred compensation,  stock option, stock purchase,  phantom stock or

                                      A-7

similar plans,  including agreements evidencing rights to purchase securities or to share in the profits of the Company  which is material to the Company,  taken as a whole.

            3.27.  SOLVENCY.  The Company and each of its  subsidiaries  is, and immediately  after  the  Closing  will be,  Solvent.  As used  herein,  the term
"Solvent"  means,  with respect to a particular date, that on such date, (i) the fair  market  value of the assets of each of the  Company  and its  subsidiaries exceeds their respective  liabilities  (including,  without  limitation,  stated
liabilities  and contingent  liabilities),  and (ii) the Company and each of its subsidiaries  can pay its respective  debts as they come due or mature.  None of the  Company  or any of its  subsidiaries  has  taken  any  steps,  and does not currently  expect  to  take  any  steps,  to  seek  protection  pursuant  to any bankruptcy,  insolvency,  debtor relief, reorganization or similar law, nor does the Company or any of its  subsidiaries  have any knowledge or reason to believe that creditors of the Company and its  subsidiaries  have initiated or intend to initiate involuntary bankruptcy or similar proceedings.

            3.28.  ENVIRONMENTAL.  Except as would not,  individually  or in the aggregate,  reasonably be expected to have a Material  Adverse  Effect,  (i) the
Company and each of its  subsidiaries  is in compliance  with and not subject to any known liability under applicable Environmental Laws (as defined below), (ii)
the Company and each of its  subsidiaries  has made all filings and provided all notices  required  under all applicable  Environmental  Laws, and has, and is in compliance  in all  material  respects  with,  all  permits  required  under any applicable  Environmental Laws, each of which is in full force and effect, (iii)
(a) there are no pending  Proceedings  with  respect to any  Environmental  Laws affecting the Company,  (b) none of the Company or any of its  subsidiaries  has received any demand, claim or notice of violation of any Environmental Laws, and
(c)  to  the  knowledge  of  the  Company  and  its  subsidiaries,  there  is no
Proceeding,  notice  or demand  letter or  request  for  information  threatened against the Company or any of its subsidiaries under any Environmental Law, (iv)
no Lien or  restriction  has been  recorded  under  any  Environmental  Law with respect  to  any  assets,  facility  or  property  owned,  operated,  leased  or controlled by the Company or any of its subsidiaries, (v) none of the Company or any of its  subsidiaries  has received  notice that it has been  identified as a potentially  responsible party under the Comprehensive  Environmental  Response,
Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state  law,  (vi)  no  property  or  facility  of  the  Company  or  any  of its subsidiaries  (a)  is  listed  or,  to the  knowledge  of the  Company  and  its subsidiaries,  proposed for listing on the National Priorities List under CERCLA or (b) is  listed in the  Comprehensive  Environmental  Response,  Compensation,
Liability  Information  System List  promulgated  pursuant to CERCLA,  or on any comparable list maintained by any state or local governmental authority.

            For  purposes  of this  Agreement,  "Environmental  Laws"  means all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions  issued,  promulgated,  approved or entered thereunder, relating to pollution, protection of public or employee health and safety or the environment,  including,  without  limitation,  laws relating to (i)  emissions, discharges,  releases or threatened  releases of Hazardous Materials (as defined below) into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface  strata),  (ii) the manufacture,
processing,   distribution,  use,  generation,   treatment,  storage,  disposal,
transport or handling of Hazardous  Materials,  and (iii)  underground and above ground storage tanks and related piping, and emissions,  discharges, releases or threatened  releases  therefrom.  The term  "Hazardous  Material"  means (a) any
"hazardous substance," as defined in the Comprehensive  Environmental  Response, the Resource  Conservation  and  Recovery  Act, as amended,  (b) any  "hazardous waste," as defined by the Resource  Conservation  and Recovery  Act, as amended,
(c) any petroleum or petroleum product,  (d) any polychlorinated  biphenyl,  and
(e) any  pollutant or  contaminant  or hazardous,  dangerous or toxic  chemical, material, waste or substance.

                                      A-8

            3.29.  ERISA.  None of the  Company or any of its  subsidiaries  has incurred any liability for any prohibited  transaction or funding  deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan  ("Plans")  which is  subject to the  Employee  Retirement
Income Security Act of 1974, as amended  ("ERISA"),  to which the Company or any of its  subsidiaries  makes or ever  has made a  contribution  and  which  would reasonably be expected,  individually  or in the  aggregate,  to have a Material
Adverse  Effect.  With  respect  to such  Plans,  the  Company  and  each of its subsidiaries is in compliance in all respects with all applicable  provisions of
ERISA and have  performed  all their  respective  obligations  under such Plans, except  where  the  failure  to so  comply  would  not,  individually  or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            3.30. FORM S-3  ELIGIBILITY.  The Company meets the requirements for use of SEC Form S-3 under  the  Securities  Act  relating  to the  resale of the
Shares  by  the  Purchasers  and  is  eligible  for  filing  and  maintaining  a registration  statement  on Form S-3 relating to the resale of the Shares by the
Purchasers.

            3.31.  TAXES.  The Company and each of its  subsidiaries has made or filed all  federal  and state  income  and all other tax  returns,  reports  and declarations  required by any  jurisdiction  to which it is subject  (unless and only to the  extent  that the  Company  has set  aside on its  books  provisions reasonably  adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental  assessments and charges that are shown or determined to be due on such  returns,  reports and  declarations  or otherwise, except those being  contested in good faith and for which adequate  reserves are shown in the  Company's  SEC Reports.  There are no unpaid taxes in any material amount  claimed  to be due from  the  Company  by the  taxing  authority  of any jurisdiction,  and the  officers  of the  Company  know of no basis for any such claim.

                                    SECTION 4

                            COVENANTS OF THE COMPANY

            The Company  hereby  covenants with the Purchasers and the Placement
Agent as follows:

            4.1.  NOTIFICATION OF CERTAIN EVENTS. From the date hereof until the
Closing,  the Company will  immediately  notify each Purchaser and the Placement
Agent, and confirm such notice in writing, of (i) any filing made by the Company relating to the Offering  with Nasdaq or any  securities  exchange or the SEC or other securities  regulator in the United States or any other jurisdiction,  and
(ii) subject to the agreement of the Placement  Agent and each of the Purchasers to maintain such information in confidence, any material changes in or affecting the financial condition, earnings, cash flows, shareholders' equity, business or business prospects of the Company and its subsidiaries taken as a whole.

            4.2.  OFFERING  LIMITATIONS.  None  of  the  Company  or  any of its
Affiliates will solicit any offer to buy or offer to sell shares of Common Stock or securities  convertible into or exchangeable for Common Stock by means of any form of general  solicitation or general  advertising (as such terms are used in
Regulation D under the Securities Act) in any manner involving a public offering
(within  the  meaning  of  Section  4(2) of the  Securities  Act)  prior  to the effective date ("Effective Date") of the Registration Statement.

            4.3. INTEGRATION.  None of the Company or any of its Affiliates will offer,  sell or solicit  offers to buy or otherwise  negotiate in respect of any security  (as  defined in the  Securities  Act) in a manner that would cause the offer  and sale of the  Shares  to fail to be  entitled  to the  exemption  from registration  afforded  by Rule 506 of  Regulation  D and Section  4(2),  of the
Securities Act.

                                      A-9

            4.4. DISCLOSURES.  The Company,  promptly following the Closing will
(i) issue a press release,  in a form  reasonably  acceptable to the Company and the Placement Agent announcing the sale of the Securities  through the Placement
Agent, (ii) file such press release and other  appropriate  information with the
SEC on a Form 8-K and (iii)  include in the filing of its next Form 10-Q or Form
10-K, as applicable, appropriate disclosures relating to the sale of the Shares, including, without limitation, the disclosure required by Item 701 of Regulation
S-K. The Company shall,  from and after the Closing  through the period that the
Registration  Statement  is  required  to be  maintained,  timely  file  all SEC
Reports,  comply with all requirements  under the Exchange Act, continue to list the Shares on Nasdaq or a national  securities  exchange,  and use  commercially reasonable efforts to otherwise comply with the requirements of Sections 3.6 and
3.30 hereof, which are incorporated herein.

            4.5.  USE OF PROCEEDS.  The Company  will use the proceeds  from the sale of the Shares in the manner specified in the Offering  Memorandum under the caption "Use of Proceeds."

            4.6.  DTC  ELIGIBILITY.   The  Company  will  use  its  commercially
reasonable  efforts and cooperate with the Purchasers to permit the Shares to be eligible for clearance and settlement through DTC.

            4.7.  COMPLIANCE.  The Company has complied in all respects with the provisions of those  agreements  which evidence the rights set forth on Schedule
3.19  regarding  any  right  of  first  refusal,   preemptive  right,  right  of
participation, or any similar right of a shareholder or any other third party to participate in the transactions  contemplated by the Agreements,  including, but not  limited to, any notice,  consent and waiver  requirements.  The Company has performed  the timely  notification  of all affected  Persons and has either (i)
solicited and obtained the appropriate  consent and waiver from such Person,  or
(ii)  affirmatively   received  notice  of  participation  in  the  transactions contemplated by the Agreements from each of the affected  Persons.  For purposes of the  immediately  preceding  sentence  only, the failure of any such affected
Person to exercise its rights or participate in the transactions contemplated by the Agreements  during any specified  exercise or participation  period shall be deemed a waiver by the affected Person of such rights.

                                    SECTION 5

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

            Each  Purchaser,  severally  and  not  jointly,  hereby  represents, warrants and  covenants to the Company and the  Placement  Agent with respect to the purchase of the Shares by such Purchaser as follows:

            5.1.  EXPERIENCE.  Such  Purchaser  has  substantial  experience  in evaluating  and  investing in private  placement  transactions  of securities in companies similar to the Company, and the Purchaser is capable of evaluating the merits  and risks of its  investment  in the  Company  and has the  capacity  to protect its own interests.

            5.2.  QUALIFIED   INSTITUTIONAL  BUYER;  ACCREDITED  INVESTOR.  Such
Purchaser is a "qualified  institutional  buyer," as defined in Rule 144A of the
Securities  Act, or an  "accredited  investor,"  as defined in SEC  Regulation D promulgated pursuant to the Securities Act (an "Accredited Investor").

            5.3. RULE 144. Such Purchaser  acknowledges  that the Shares must be held indefinitely unless subsequently registered for resale under the Securities
Act or unless an exemption from such  registration is available.  Such Purchaser is aware of the  provisions of Rule 144  promulgated  under the  Securities  Act which permit  limited  resale of  securities  purchased in a private  placement, subject  to the  satisfaction  of certain  conditions,  including,  among  other things,  the existence of a public market for the shares,  the  availability  of

                                      A-10

certain current public  information about the Company,  the resale occurring not less than one year after a party has  purchased  and fully paid for the security to be sold, the sale being  effected  through a "broker's  transaction"  or in a transaction  directly with a "market  maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

            5.4.  CONFIDENTIAL ACCESS TO INFORMATION.  Such Purchaser has had an
opportunity to discuss the Company's business,  management and financial affairs with its management. It has also had an opportunity to ask questions of officers of  the  Company,  which  questions  were  answered  to its  satisfaction.  Such
Purchaser understands that such discussions,  as well as any written information issued  by the  Company,  were  intended  to  describe  certain  aspects  of the
Company's business and prospects.  Pursuant to a confidentiality  agreement,  as contemplated by the SEC's Regulation FD, such Purchaser acknowledges that it has been provided access to material,  non-public information and that the Purchaser will keep all such  information  confidential  except to the  extent it  becomes public through no fault of the Purchaser.  Further,  the Purchaser  acknowledges and  understands  the fact that the  Company is  seeking  to effect the  private placement of the Shares is material,  non-public  information  and disclosure of such  information  or use  of  such  information  by the  Purchasers  or  anyone receiving such  information from the Purchasers in connection with the purchase, sale or trade of the Company's  securities  (other than use by the Purchasers in acquiring the Shares),  or any hedging,  derivative or similar  transactions  or activities  involving  the  Company's  securities,  is a violation of securities laws. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its advisors or representatives  shall modify, amend or  affect  such  Purchaser's  right to rely on the  Company's  representations, warranties  and  covenants  contained  herein  or in the other  Agreements.  THE
PURCHASER  UNDERSTANDS  THAT ITS INVESTMENT IN THE SHARES INVOLVES A HIGH DEGREE
OF RISK.

            5.5  ORGANIZATION;  AUTHORIZATION.  The  Purchaser  is either (i) an individual  who hereby  certifies  that he or she is an Accredited  Investor who possesses the legal capacity,  understanding and financial ability necessary and appropriate to enter into, and bear the risks of, the transactions  contemplated hereby, or (ii) a corporation,  a limited liability  company, a partnership or a business trust duly formed, validly existing and in good standing under the laws of the jurisdiction of its  organization.  Such Purchaser,  if a corporation,  a limited liability  company, a partnership or a business trust, has the requisite
power  and  authority,   to  enter  into  and  to  consummate  the  transactions
contemplated by the Agreements and otherwise to carry out its obligations  under the Agreements.  The purchase by such Purchaser of the Shares hereunder has been duly  authorized by all  necessary  action on the part of such  Purchaser.  This
Agreement,  when executed and  delivered by such  Purchaser,  will  constitute a valid and binding  obligation of the Purchaser,  enforceable in accordance  with its terms, subject to the Bankruptcy and Equity Exception.

            5.6.  RESTRICTIVE  LEGEND.  Such  Purchaser   understands  that  the
certificates evidencing the Shares, will bear the following legends:

            THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT
            OF 1933, AS AMENDED (THE  "SECURITIES  ACT"), OR THE SECURITIES,  OR
            "BLUE  SKY,"  LAWS  OF  ANY  STATE  OR  OTHER  DOMESTIC  OR  FOREIGN
            JURISDICTION.  THEY  MAY NOT BE SOLD,  OFFERED  FOR  SALE,  PLEDGED,
            HYPOTHECATED,  TRANSFERRED OR OTHERWISE  DISPOSED OF EXCEPT PURSUANT
            TO A  REGISTRATION  STATEMENT IN EFFECT UNDER THE SECURITIES ACT AND
            OTHER  APPLICABLE LAWS OR A WRITTEN OPINION OF COUNSEL  SATISFACTORY
            TO THE COMPANY  THAT SUCH  REGISTRATION  IS NOT REQUIRED AND THAT AN
            EXEMPTION FROM SUCH  REGISTRATION IS AVAILABLE FOR SUCH TRANSACTIONS
            UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS."

                                      A-11

            In addition,  the Purchasers  acknowledge  that each certificate for
Shares  shall  bear any  additional  legend  required  by any  other  applicable domestic or foreign securities or blue sky laws.

            The Company will direct its transfer agent and registrar to maintain stop transfer  instructions  on record for the Shares until it has been notified by the Company, upon the advice of counsel, that such instructions may be waived
consistent  with  the  Securities  Act  and  applicable   domestic  and  foreign
securities laws. Such stop transfer  instructions  will limit the method of sale of the  Shares,  consistent  with Rule 144 or other  available  exemptions  from registration  under the Securities  Act. Any transfers  other than pursuant to a registration  statement  under the  Securities  Act will  require  an opinion of counsel  reasonably  satisfactory  to the Company and its counsel  prior to such transfers.

            5.7. NO  GOVERNMENTAL  REVIEW.  Each Purchaser  understands  that no
United States  federal or state agency or any other  government or  governmental agency or authority has passed upon or made any recommendation or endorsement of the Shares.

            5.8. RESIDENCY. Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on the Subscription Agreement.

            5.9.  INVESTMENT INTENT.  Such Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution  thereof.  Such Purchaser understands  and  agrees  that the  Shares  have not been  registered  under the
Securities  Act by reason of the exemption from the  registration  provisions of the Securities Act contained in Rule 506 of Regulation D and Section 4(2) of the
Securities Act, the availability of which depends upon, among other things,  the bona fide nature of the investment  intent and the accuracy of such  Purchaser's representations,  warranties and covenants as expressed herein,  which are being relied upon by the Company and the Placement Agent.

            5.10.  NO   MANIPULATION.   Neither  such   Purchaser  nor,  to  the
Purchaser's knowledge, any of its directors,  officers, managers,  subsidiaries, controlling  persons or other  affiliates has taken, or presently plans to take, directly or  indirectly,  any action  designed to or which might  reasonably  be expected  to cause or result in, or which has  constituted,  under the  Exchange
Act,  the  stabilization  or  manipulation  of the price of any  security of the
Company to facilitate the sale or resale of the Shares.

                                    SECTION 6

      CONDITIONS TO PURCHASERS' AND PLACEMENT AGENT'S OBLIGATIONS TO CLOSE

            The  obligations  of the  Placement  Agent  to  close,  and of  each
Purchaser to purchase the Shares at the Closing is subject to the fulfillment of the following conditions, any of which may be waived by a Purchaser:

            6.1. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties  made by the Company herein shall be true and correct in all material respects as of the date when made and as of the Closing.

            6.2. COVENANTS.  All covenants,  agreements and conditions contained in this  Agreement  to be  performed  by the  Company on or prior to the Closing shall have been performed or complied with in all material respects.

            6.3. NO INJUNCTION.  No statute,  rule,  regulation,  order, decree, ruling or injunction shall have been enacted, entered, promulgated,  endorsed or threatened  or is pending by or before any  Governmental  Authority of competent

                                      A-12

jurisdiction which in any material respect restricts,  prohibits or threatens to restrict or prohibit the consummation of any of the transactions contemplated by the Agreements.

            6.4. NO SUSPENSIONS  OF TRADING IN COMMON STOCK.  The trading in the
Common Stock shall not have been  restricted  or  suspended  by the  Commission,
Nasdaq or any other market or exchange where such Common Stock is traded (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

            6.5. LISTING OF COMMON STOCK. As soon as possible after the Closing, and in  connection  with the filing of the  Registration  Statement,  the Shares shall have been listed for trading or quotation on Nasdaq.

            6.6  ADVERSE  CHANGES.  Since the date of the  financial  statements included in the Company's  Quarterly Report on Form 10-Q,  Annual Report on Form
10-K, or latest Current Report on Form 8-K,whichever is more recent,  last filed prior to the date of this Agreement,  no event which has had or could reasonably be expected to have a Material  Adverse Effect shall have occurred which has not been disclosed in writing to the Purchasers and the Placement Agent.

            6.7.  LITIGATION.  No  Proceeding  shall  have  been  instituted  or
threatened   against  the  Company  which  could   reasonably  be  expected  to,
individually or in the aggregate, have a Material Adverse Effect.

            6.8.  CHANGE OF CONTROL.  No Change of Control  shall have  occurred between the date hereof and the  Closing.  As used  herein,  "Change of Control"
means the  occurrence of any of (i) an  acquisition  after the date hereof by an individual  or  legal  entity  or  "group"  (as  described  in Rule  13d-5(b)(1)
promulgated  under the Exchange Act),  other than the Purchasers or any of their
Affiliates,  of in excess of 19.9% of the voting securities of the Company, (ii)
a replacement  of more than  one-half of the members of the  Company's  Board of
Directors  that is not  approved  by a  majority  of those  individuals  who are members of the Board of  Directors  on the date  hereof,  or their duly  elected successors who are directors immediately prior to such transaction,  in one or a series of related  transactions,  (iii) the merger of the  Company  with or into another Person, unless following such transaction,  the holders of the Company's securities  continue  to hold at least  51% of such  securities  following  such transaction,  (iv) the  consolidation or sale of all or substantially all of the assets of the  Company  in one or a series of  related  transactions  or (v) the execution  by the Company of an  agreement to which the Company is a party or by which it is bound,  providing  for any of the events set forth  above in clauses
(i), (ii), (iii) or (iv).

            6.9.  CERTIFICATE OF  INCORPORATION  AND GOOD STANDING.  The Company
shall  have  delivered  to  each  of  the  Purchasers  a copy  of a  certificate evidencing  the  incorporation  and good standing of the Company,  issued by the
Secretary  of State of the state  where the Company is  organized,  as of a date within ten (10) business days of the Closing.  The Company shall have  delivered to each of the Purchasers, or their representatives,  acting on behalf of all of the Purchasers,  a copy of a certificate  evidencing the  qualification and good standing  of the  Company  in such  other  states  or  jurisdictions  where  the
Company's  ownership  or  operation  of its  properties  or the  conduct  of its business  require  the  Company  to be  qualified  to do  business  as a foreign corporation.

            6.10. COMPLIANCE CERTIFICATE.  Should the Closing occur as of a date other than the date of this  Agreement,  the Company shall have delivered to the
Purchasers  a  certificate  of the  Company  executed  by the  President  of the
Company,  dated  as of  the  Closing,  certifying  to  the  fulfillment  of  the conditions specified in Section 6 of this Agreement.

            6.11. SECRETARY'S  CERTIFICATE.  The Company shall have delivered to the  Purchaser  a  certificate  of the Company  executed by the Chief  Financial
Officer and the  Secretary of the Company,  dated as of the Closing,  certifying

                                      A-13

(i) resolutions adopted by the Board of Directors of the Company authorizing the execution  of the  Agreements,  the  issuance of the  Shares,  the filing of the
Registration  Statement,  and the  transactions  contemplated  hereby;  (ii) the
Articles of Incorporation and Bylaws of the Company, each as amended, and copies of the third party consents,  approvals and filings  required in connection with the consummation of the transactions  contemplated by the Agreements;  and (iii)
such other documents relating to the transactions contemplated by the Agreements as the Purchasers or the Placement Agent may reasonably request.

            6.12. REGISTRATION RIGHTS AGREEMENT.  The Company and the Purchasers
shall  have  executed,  entered  into  and  delivered  the  Registration  Rights
Agreement, in substantially the form attached hereto as Exhibit B.

            6.13.  OPINION OF COUNSEL.  At the Closing,  the  Purchasers and the
Placement  Agent  shall  have  received  the  opinion of Olshan  Grundman  Frome
Rosenzweig & Wolosky LLP, as counsel to the Company, dated as of Closing, in the form set forth below and otherwise reasonably satisfactory to the Purchasers and the Placement Agent, and their respective counsel to the effect that:

                        (a) The Company is validly existing and in good standing
            under the laws of the State of  Florida,  with  corporate  power and authority to own,  lease and operate its assets and  properties  and conduct its  business as currently  conducted  and to enter into and perform  its  obligations  under this  Agreement,  the  Subscription
            Agreement, the Registration Rights Agreement and the other documents and  agreements  to be  executed  by the  Company at the  Closing in connection therewith (collectively, the "Operative Documents");

                        (b)  The  execution,  delivery  and  performance  by the
            Company of each of the Operative Documents to which the Company is a party have been duly authorized by the Company;

                        (c)  No  Consent  or  other  action  by,  or  filing  or
            registration  with, any  Governmental  Authority is required for (i)
            the   execution  and  delivery  by  the  Company  of  the  Operative
            Documents,  (ii) the  offer,  sale,  and  issuance  of the Shares in accordance  with the Operative  Documents,  (iii) the performance by the Company of its obligations under the Operative Documents, except such as may be  required  (a) in  connection  with the  registration under the Securities Act of the Shares pursuant to the  Registration
            Rights Agreement (including any filing with the National Association of  Securities  Dealers,  Inc.),  or (b)  under  the  "blue  sky" or securities laws of any  jurisdiction in connection with the purchase and sale or resale of the Shares;

                        (d)  The  execution,  delivery  and  performance  by the
            Company of the Agreement and the other Operative  Documents (in each case  assuming due  authorization  and execution by each party other than  the  Company),  and the  consummation  by the  Company  of the transactions  contemplated thereby (including the issuance, sale and delivery of the Shares  (other than with  respect to the delivery in book-entry form of Shares)) do not violate, breach or give rise to a default, event of default or right of acceleration by the Company of
            (i) any provision of the Articles of Incorporation or By-laws of the
            Company,  (ii) any of the terms or  provisions  of, or  constitute a default  (or an event  which,  with notice or lapse of time or both, would  constitute a default) by the Company  under,  or give rise to any right to  accelerate  the maturity or require the  prepayment of any  indebtedness  under, or result in the creation or imposition of any  Lien,  property  or assets of the  Company  under any  material agreement  known to such  counsel  or  (iii)  the  Florida  Business
            Corporation Act, as amended, any published United States federal, or other  published  law,  statute,  rule,  or  regulation  which would ordinarily  be  expected  to apply to the  Transaction  or any Order known  to such  counsel  to be  applicable  to the  Company,  of any

                                      A-14

            Governmental  Authority or arbitrator  known to such counsel to have jurisdiction over the Company or any of its properties or assets;

                        (e) This Agreement and the Registration Rights Agreement
            each  have been  duly  authorized,  executed  and  delivered  by the
            Company, and, assuming the due execution and delivery thereof by the
            Purchasers   where   applicable,   constitute   valid  and   binding
            obligations  of the  Company,  enforceable  against  the  Company in accordance with their terms;

                        (f) When issued to a Purchaser  against payment therefor
            in accordance with the Agreement and other Operative Documents, each
            Share will be duly and validly authorized and issued, fully paid and nonassessable,  and the Purchasers,  as holders thereof, will not be subject to personal liability by reason of being such holders;

                        (g) No consents are required for the execution, delivery
            and  performance by the Company of the Operative  Documents,  except for the SEC declaring the Registration  Statement  effective and the approval  of Nasdaq for the  listing  of the  Shares for  trading on
            Nasdaq,  except for waivers of  preemptive  rights by the holders of the Company's  securities  referenced on Schedule 3.4, which waivers are in full force and effect.

                        (h) The  Company  is not an  "investment  company"  or a
            company  "controlled  by" or required  to register as an  investment company as such  terms are  defined in the 1940 Act or the PUHC Act, and the SEC's rules and regulations thereunder; and

                        (j)   Assuming   the   accuracy   of   the   Purchasers'
            representations  and  warranties in Section 5 of this  Agreement and the accuracy of the  Company's  representations  and  warranties  in
            Sections 3.8 and 3.9 of this Agreement, the offer, sale and issuance of the Shares as  contemplated  by the Agreements is exempt from the registration  requirements  under Section 5 of the Securities Act of
            1933, as amended.

            Such opinions may be subject to such assumptions, qualifications and limitations as are customary.  Without limiting the foregoing,  such counsel (i)
need not  express  any opinion  with  regard to the  application  of laws of any jurisdiction  other than the Federal law of the United  States and the  relevant corporate act of the State where the issuer is  organized,  (ii) may rely, as to matters of fact, to the extent appropriate on representations or certificates of responsible officers of the Company and certificates of public officials,  (iii)
may  express  no  opinion  as to  the  effect  of  (a)  bankruptcy,  insolvency, reorganization,  arrangements,  fraudulent transfer,  moratorium or similar laws relating to or affecting the rights of creditors  and (b) general  principles of equity, including, without limitation, concepts of materiality,  reasonableness, good faith and fair  dealing,  the  exercise  of  judicial  discretion,  and the possible unavailability of specific performance or injunctive relief, regardless of whether  considered  in a proceeding in equity or at law, (iv) may express no opinion as to compliance with the anti-fraud or information  delivery provisions of applicable  securities laws, (v) may express no opinion as to compliance with the Hart-Scott-Rodino  Antitrust  Improvements Act of 1976, as amended, and (vi)
may  express  no  opinion  as  to  the  enforceability  of  the  indemnification provisions of the Operative  Documents to the extent the provisions  thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions.

            Such opinion  shall also contain a statement to the effect that,  on the basis of the information  that was reviewed by such counsel in the course of performing the services referred to in their opinion, considered in the light of their  understanding  of the applicable law and the experience  they have gained through  their  practice  under  the  securities  laws,  nothing  came to  their attention in the course of their review has caused them to believe that any part of the Offering Memorandum  contained any untrue statement of a material fact or

                                      A-15

omitted to state any material  fact  necessary  in order to make the  statements therein,  in the light of the  circumstances  under  which they were  made,  not misleading;  provided, however, that such opinion may state that the limitations inherent in the independent verification of factual matters and the character of determinations  involved in the  preparation  process are such that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the  statements  contained  in the  Offering  Memorandum,  and  that it does not express any opinion or belief as to the  financial  statements  or  schedules or other financial data derived from accounting  records  contained in the Offering
Memorandum.

            6.14.  OTHER  DOCUMENTS.  The Company  shall have  delivered to each
Purchaser such other documents relating to the transactions  contemplated by the
Agreements as the Purchasers or their counsel may reasonably request.

                                    SECTION 7

                      CONDITIONS TO CLOSING OF THE COMPANY

            The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company,  subject to the  fulfillment as of the Closing of the following conditions:

            7.1. REPRESENTATIONS. The representations and warranties made by the
Purchasers  herein  shall be true and  correct in all  material  respects on the dates made and on the date of Closing.

            7.2.  PERFORMANCE  BY THE  PURCHASERS.  Each  Purchaser  shall  have performed,  satisfied and complied in all material  respects with all covenants, agreements and conditions required by the Agreements to be performed,  satisfied or complied with by such Purchaser at or before the Closing.

            7.3. NO INJUNCTION.  No statute, rule, regulation,  executive order, decree,  ruling or  injunction  shall have been enacted,  entered,  promulgated, endorsed or threatened or is pending by or before any Governmental  Authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Agreements.

                                    SECTION 8

                                  MISCELLANEOUS

            8.1. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York,  without  giving effect to the conflict of law rules  thereof  to the  extent  that the  application  of the law of another jurisdiction would be required thereby.

            8.2.  SURVIVAL.  The  representations,   warranties,  covenants  and
agreements  made herein shall survive any  investigation  made by the Purchasers and the  closing  of the  transactions  contemplated  hereby  until the one year anniversary date of the Closing.

            8.3.  SUCCESSORS AND ASSIGNS.  Except as otherwise  provided herein, the  provisions  hereof shall inure to the benefit of, and be binding upon,  the successors,  assigns, heirs, executors and administrators of the parties hereto, provided  that the rights of the  Purchasers to purchase the Shares shall not be assignable without the consent of the Company.

            8.4.  AMENDMENT  AND WAIVER.  This  agreement  may not be amended or waived except in writing  executed by the party against which such  amendment or waiver is sought to be  enforced.  No  course of  dealing  between  or among any

                                      A-16

persons having any interest in this Agreement will be deemed effective to modify or amend any part of this  Agreement or any rights or  obligations of any person under or by reason of this  Agreement.  In addition,  neither the consent of the
Placement  Agent,  nor the Placement  Agent's  delivery of any such amendment or supplement to the Offering Memorandum prepared after the date of Closing,  shall constitute a waiver of any of the Company's  representations  and  warranties or any of the conditions set forth in Section 6 hereof.

            8.4. NOTICES, ETC. All notices and other communications  required or permitted  hereunder  shall be in writing  and shall be mailed by United  States mail,  postage prepaid,  by reliable  overnight  delivery service such as UPS or
FedEx,  or by  facsimile  transmission,  or  otherwise  delivered  by hand or by messenger,  addressed (a) if to any Purchaser,  at the  Purchaser's  address set forth on the Subscription  Agreement, or at such other address as such Purchaser shall have  furnished to the Company in writing in the manner set forth  herein, or (b) if to any other  holder of any  shares,  at such  address as such  holder shall have  furnished  the  Company in  writing,  or,  until any such  holder so furnishes  an address  to the  Company,  then to and at the  address of the last holder of such shares who has so furnished an address to the Company,  or (c) if to the  Company,  one copy should be sent to the  Company at the address  listed below,  in each  case with a copy to the  Placement  Agent at the  address  also listed  below.  In the event that any notice or other  communication  is sent by facsimile  transmission  to the  Company,  such  transmission  shall be followed immediately  by  overnight  delivery  to the  Company  of such  notice  or other communication.

Company:                                           Placement Agent:
-------                                            ---------------

NuCo2 Inc.                                         SunTrust Robinson Humphrey
2800 S.E. Market Place                             3333 Peachtree Road, N.E.
Stuart, Florida 34997                              Atlanta, Georgia 30326
Attention:  Eric Wechsler, General Counsel         Attention: Rudy Scarito
                                                   Facsimile: (404) 926-5947
with a copy to:
--------------                                     with a copy to:
                                                   --------------
Company Counsel:
                                                   Placement Agent Counsel:
Olshan Grundman Frome Rosenzweig &
  Wolosky LLP                                      Alston & Bird LLP
505 Park Avenue                                    One Atlantic Center
New York, New York  10022                          1201 West Peachtree Street
Attention:  Steve Wolosky, Esq.                    Atlanta, Georgia  30309-3424
                                                   Attention:  Ralph F. MacDonald, III, Esq.

            Each such notice or other  communication  shall for all  purposes of this Agreement be treated as effective or having been given when  delivered,  or if by facsimile transmission, as indicated by the facsimile imprint date.

            8.5. DELAYS OR OMISSIONS.  Except as expressly  provided herein,  no delay or  omission  to  exercise  any  right,  power or remedy  accruing  to any
Purchaser or the Placement Agent upon any breach or default of the Company under the Agreements shall impair any such right, power or remedy of such Purchaser or the Placement Agent, nor shall it be construed to be a waiver of any such breach or default,  or an  acquiescence  therein,  or of any similar  breach or default thereafter  occurring;  nor shall any waiver of any single  breach or default be deemed a waiver  of any  other  breach  or  default  theretofore  or  thereafter occurring.  Any waiver,  permit, consent or approval of any kind or character on the part of any Purchaser or the Placement  Agent of any breach or default under this  Agreement,  or any waiver on the part of any party hereto or the Placement
Agent of any provisions or conditions of this Agreement,  must be in writing and

                                      A-17

shall be effective  only to the extent  specifically  set forth in such writing.
All remedies, either under this Agreement or by law or otherwise afforded to any
Purchaser, shall be cumulative and not alternative.

            8.6. EXPENSES.  The Company and the Purchasers shall each bear their own legal and other expenses with respect to this Agreement.

            8.7 SUBSCRIPTION AGREEMENT; COUNTERPARTS. Persons may become parties to this Agreement by executing the Subscription Agreement, which may be executed in two or more identical  counterparts and by facsimile,  each of which shall be deemed an original and all of which shall constitute one and the same agreement.
Any  signature  that is delivered by facsimile  transmission  shall be valid and binding,  with the same  force and  effect as if an  original,  manually  signed counterpart.

            8.8. SEVERABILITY. In the event that any provision of this Agreement is  unenforceable,  the remaining  provisions  shall  continue in full force and effect.

            8.9.  SECTION  HEADINGS,  ETC. The titles and subtitles used in this
Agreement are used for convenience  only and are not considered in construing or interpreting this Agreement.  As used herein, any gender shall include all other genders,  and the singular  shall  include the plural and vice versa.  The terms
"include,"  "including" and similar terms shall mean include without limitation, whether by enumeration or otherwise.

            8.10. NO THIRD-PARTY  BENEFICIARIES.  This Agreement is intended for the benefit of the  parties  hereto,  the  Placement  Agent (and its  directors, officers,  agents,  Affiliates and controlling  persons),  and their  respective permitted  successors  and assigns,  and no other person is intended to or shall have any rights hereunder whether as a third party beneficiary or otherwise.

            8.11. INDEPENDENT NATURE OF PURCHASERS'  OBLIGATIONS AND RIGHTS. The
obligations  of each  Purchaser  hereunder  are  several  and not joint with the obligations  of the  other  Purchasers  hereunder,  and no  Purchaser  shall  be responsible  in any way for the  performance  of the  obligations  of any  other
Purchaser hereunder.  The obligations of each Purchaser are not conditioned upon the  action of any other  Purchaser.  Nothing  contained  herein or in any other agreement  or document  delivered  at the  Closing,  and no action  taken by any
Purchaser  pursuant  hereto  or  thereto,  shall be  deemed  to  constitute  the
Purchasers as a partnership,  an association,  a joint venture or any other kind of Person,  or create a presumption that the Purchasers are in any way acting in concert with respect to such  obligations or the  transactions  contemplated  by this  Agreement.  Each  Purchaser  shall be  entitled to protect and enforce its rights, including, without limitation, the rights arising out of the Agreements, and it shall  not be  necessary  for any  other  Purchaser  to be  joined  as an additional party in any proceeding for such purpose.

            8.12. FURTHER ASSURANCES.  Each party shall do and perform, or cause to be done and  performed,  all such further acts and things,  and shall execute and deliver all such other agreements, certificates,  instruments and documents, as the other parties may reasonably request in order to carry out the intent and
accomplish  the  purposes  of  this  Agreement  and  the   consummation  of  the
transactions contemplated hereby.

            8.13.   CONFIDENTIALITY.   All  material,   non-public   information
disclosed  by the  Company  to the  Purchasers  pursuant  to this  Agreement  or otherwise shall be held strictly  confidential and used by the Purchasers solely for evaluating  purchases of Shares in this Offering,  provided this  obligation shall not apply to any information that is generally  available to the public or becomes  available to the public  without any  disclosure  by the  Purchasers or their agents or due to  negligence  or  misconduct  of the  Purchasers  or their agents.  The  provisions  of this  Section  8.13  shall  not in any way amend or

                                      A-18

supercede the provisions of any other confidentiality, non-disclosure or similar agreement with the Company to which any Purchaser is bound.

            8.14. ENTIRE AGREEMENT;  AMENDMENT. This Agreement, the Registration
Rights Agreement,  the Subscription  Agreement and the other Operative Documents constitute the entire understanding and agreement between the Purchasers and the
Company with regard to the subject matter.  Except as expressly provided herein, this Agreement,  any of the other  Agreements or any term hereof may be amended, modified,  waived or discharged only by a written instrument signed by the party waiving any term, condition, or right or remedy that benefits it hereunder.

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